LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED FEBRUARY 22, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS

VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Effective March 1, 2008, the following text amends the fund’s Prospectus and Statement of Additional Information:

Investment strategies—Duration

The fund may invest in individual securities of any duration and does not attempt to maintain an average portfolio duration within any particular range. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

FDXX010765